Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS MASTER SERVICES AGREEMENT (this “Agreement”) is effective as of the Commencement Date (as defined below) and made between:

(1)	FUJIFILM DIOSYNTH BIOTECHNOLOGIES U.S.A., INC. of 101 J. Morris Commons Lane, Morrisville, NC 27560 (“Fujifilm”); and

ATYR PHARMA, INC. of 3545 John Hopkins Court, Suite 250, San Diego, CA 92121

(2)	(“aTyr”)

(3)	Fujifilm and aTyr are sometimes referred to herein individually as a “Party” and collectively as the “Parties”

WHEREAS

(A)

aTyr and Fujifilm’s Affiliate, FUJIFILM Diosynth Biotechnologies UK Ltd (“FDBK”) have entered into that certain General Contract Terms for Non-GMP Services dated October 15, 2013 (“Non-GMP Contract Terms”), and Quality Agreement dated March 12, 2015 under which FDBK began development of the research cell bank, master cell bank (MCB), working cell bank (WCB) and manufacturing process, for the Product (as defined below).

(B)

aTyr now wishes Fujifilm to complete the development of the manufacturing process for the Product under this Agreement, and in compliance with the Quality Agreement executed between the Parties dated March 12, 2015, and use Product manufactured under this Agreement in clinical trials to obtain regulatory approval for the Product;

(C)	Upon the successful validation of the manufacturing process, the Parties desire for Fujifilm to be the commercial supplier of Product to aTyr;

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Definitions and Interpretation:

1.1	Definitions.

Affiliate

In relation to any Party to this Agreement, any corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with such Party and “control” shall mean the legal power to direct or cause the direction of the general management and policies of such entity whether through the ownership of at least 50% of voting securities or capital stock of such business entity or any other comparable equity or ownership interest with respect to a business entity other than a corporation, contract or otherwise.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Background Intellectual Property

Any Intellectual Property owned by or in the possession of a Party or their respective Affiliates (and to which that Party has the necessary rights to use, practice or grant rights under such Intellectual Property as set forth in this Agreement) as follows:

(a)	as of the Commencement Date of this Agreement;

(b)	acquired after the Commencement Date independently of any Program or Scope of Work under this Agreement;

(c)	acquired prior to or after the Commencement Date independently of the Non-GMP Contract Terms or the commencement of any Program or Scope of Work conducted under the Non-GMP Contract Terms.

(d)	developed by a Party independently of any Program and without use of or reference to any of the Confidential Information disclosed by the other Party.

Batch	Upstream Batch or Downstream Batch (as defined below)

Batch Manufacturing Record	The document which sets out in detail the [***]

Business Day	A day on which the financial markets in New York, U.S.A. are open for trading.

Cell Bank	A research cell bank (“RCB”) or master cell bank (“MCB”) and/or working cell bank (“WCB”) for use in a Program

Cancellation Fee	A sum calculated in accordance with the mechanism detailed in Schedule 1, being identified as Cancellation Fee A, Cancellation Fee B or Cancellation Fee C depending on the circumstances.

cGMP

Current Good Manufacturing Practice as defined in (a) the U.S. Federal Food, Drug and Cosmetic Act as amended (21 USC 301 et seq.), (b) U.S. regulations in Title 21 of the U.S. Code of Federal Regulations Parts 210, 211, 600 and 610, (c) the EC Guide to Good Manufacturing Practice for Medicinal Products, v.4, including relevant sections of DIR 2003/94/EC, and (d) International Conference on Harmonization (ICH) Guidance for Industry Q7 Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, as updated from time to time, or d) any other country specific GMP regulations as mutually agreed by the Parties in writing.

Commencement Date	The date of last signature of this Agreement.

Commercially Reasonable Efforts	With respect to the activities pursuant to a Program, the efforts and resources used by a reputable biopharmaceutical contract manufacturing

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission organisation for drug substances of similar nature, complexity and developmental stage.

Completion	Completion of a Program as defined in Clause 2.2.

Confidential Information

Any technical and commercial information relating to a Program, including all information disclosed pursuant to Clause 2.3, and any other information of a confidential nature disclosed (whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly) by either Party (“the Disclosing Party”) to the other (“the Receiving Party”), including and without limitation this Agreement and any information relating to the Disclosing Party’s business affairs. New Intellectual Property shall be deemed to be Confidential Information disclosed by aTyr.

Conforming Batch	A GMP Batch which: (i) has been produced in accordance with cGMP; (ii) [***] (iii) [***]

Consumable

A consumable shall mean any client-specific, or single use items used in manufacture or testing of Cell Banks, or used in the Process, process transfer, development, scale-up, or manufacturing of Product (including pre- and post-manufacturing cleaning and inter-Batch cleaning), in analytical work during any Stage including, without limitation, reagents, raw materials, packaging components, chromatography resins, filters, filtration membranes, media, buffer bags, refold bags, tubing, hoses, packaging components, disposable analytical test kits, client-specific in-process measurement probes, columns, change-over parts, and disposable containers.

Disposition	The review of all documentation related to cGMP manufacture of each Batch as identified in the applicable Stage.

Downstream Batch	A specific quantity of Product that is intended to have uniform character and quality produced in a single manufacturing purification run.

Drug Product	The final dosage form which contains Product in association with other active or inactive ingredients.

Facility	Fujifilm’s development and manufacturing facility in RTP, North Carolina.

Force Majeure	Any cause beyond the reasonable control of the Party in question which for the avoidance of doubt and

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission without prejudice to the generality of the foregoing shall include governmental actions (other than caused by negligent or unlawful conduct of such Party), war, riots, terrorism, civil commotion, fire, flood, epidemic, labour disputes (excluding labour disputes involving the work force or any part thereof of the Party in question), restraints or delays affecting shipping or carriers, inability or delay in obtaining supplies of adequate or suitable Consumables (to the extent not the result of delay or omission of such Party), currency restrictions, serious illness affecting a material number of the Program team and act of God, but shall not include failure of Drug Product in clinical trials or failure of Drug Product to gain regulatory approval.

Fujifilm Factor	Shall mean: (i) [***] (ii) [***] (iii) [***]

Fujifilm Quality	The function within Fujifilm responsible for approval of all cGMP documentation.

GMP Batch	A Batch identified in a Scope of Work which is intended to be manufactured during the Manufacturing Stage and subject to Disposition in each case in accordance with cGMP.

GMP Stages

The Stages of a Program identified in the applicable Scope of Work during which activity associated with cGMP manufacture of Product is to take place, including cGMP preparation stages, the preparation of the MCB, WCB, the Manufacturing Stage, Disposition and associated reporting and documentation to the extent Fujifilm performs or is required to perform such activities under a Scope of Work.

Intellectual Property	All know-how, trade secrets, inventions, discoveries, devices, data, patents, designs, copyrights, or other industrial or intellectual property and all applications therefor.

Manufacturing Stage

A Stage of a Program identified in the applicable Scope of Work during which production of engineering Batches and GMP Batches is intended to take place, including pre- and post-manufacturing cleaning of the Facility as well as cleaning required between Batches (if any).

Modification	A modification to the Facility or to equipment (including

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Process-specific qualification and installation of existing equipment) required in order to site a Process in the Facility as detailed in the applicable Scope of Work or Change Order.

New Intellectual Property	Intellectual Property that is not Background IP that arises (i) during and as a direct result of a Program.

Non-Conforming Batch	A GMP Batch which: (i) [***] (ii) [***]

Non-Conforming Product	Product manufactured from a Non-Conforming Batch

Non-GMP Stages	All Stages of a Program identified in the applicable Scope of Work, other than the GMP Stages.

Process	The process for manufacture of a Product.

Process Specification	Description of Process, including any critical processing parameters listed in unit operation spreadsheet, as agreed between the Parties pursuant to the applicable Scope of Work.

Process Demonstration Stage	The Stage(s) of a Program identified in the applicable Scope of Work during which scale-up or demonstration of the Process is intended to take place.

Process-Specific Consumable

A Consumable which is (i) required to operate the applicable Process and which is specific to such Process, and not used in other manufactures at the Facility; or (ii) required for the manufacture of a Product in such amounts that Fujifilm could not, in the manufacture of other products for other customers, consume such amounts within the shelf life of such Consumable

Process-Specific Equipment

An item of equipment which (i) is required for the Process, (ii) is specific to the Process, and (iii) is not available at the Facility for use in the Process until it is obtained under this Agreement.

Product	The molecule which is the subject of a Program as identified in the applicable Scope of Work.

Product Specification	The specification for Product to be manufactured during the Manufacturing Stage, as set out in appropriate QC documentation.

Program

A Program of work to be carried out by Fujifilm under this Agreement as set out in the applicable Scope of Work (SOW) together with any additional work which the Parties agree to add using a Program Change Order.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Program Change Order or CHANGE ORDER	A document detailing changes to the Agreement, Scope of Work, and/or a Program agreed and signed by authorized representatives of both Parties.

Quality Agreement	The document dated March 12, 2015 which sets out:

(i)	the mutually agreed quality standards applicable for the manufacture of Cell Banks and Product in accordance with cGMP; and

(ii)	the roles and responsibilities of each Party’s personnel in relation to quality and regulatory matters.

Regulatory Authority(ies)	The U.S. Food and Drug Administration, the European Medicines Agency, or any equivalent governmental regulatory body which the Parties agree in writing, or any successor entity thereto.

Special Waste	Waste or effluent which is required by applicable law or regulation to be collected in a special container for external disposal.

Stage	A stage of a Program, as defined in the applicable Scope of Work.

Scope of Work	The document(s) setting out in detail the work to be undertaken during a Program, and incorporated into this Agreement.

Subcontracted Work	Work subcontracted by Fujifilm under Clause 12.2 including any reasonable additional cost for the shipment of Product to or from such subcontractors.

Third Party	Any person other than the Parties or their respective Affiliates.

Upstream Batch	Unpurified Product produced in and recovered from a single manufacturing fermentation run

1.2

Interpretation.    References in this Agreement to “Schedules” refer to the Scopes of Work, Schedules and Exhibits incorporated into this Agreement. To the extent that there is conflict between or ambiguity relating to, on the one hand, any or all of the Scopes of Work, Schedules or Exhibits and, on the other, this Agreement (excluding the Scopes of Work, Schedules or Exhibits), the wording of this Agreement (excluding the Schedules or Exhibits) shall prevail. To the extent that there is a conflict between this Agreement and the Quality Agreement, the terms of the Quality Agreement shall prevail with respect to quality and regulatory matters. References to Sections and Clauses are references to sections and clauses in this Agreement unless specified otherwise.

2.	Performance of Programs

2.1	Conduct of Programs.

(a)

Fujifilm shall (i) carry out each Stage of a Program that is not a GMP Stage using Commercially Reasonable Efforts , and (ii) for each GMP Stage of a Program: (x) manufacture Products in compliance with the Quality Agreement and all applicable laws and regulations, including without limitation cGMP; and (y) use Commercially Reasonable Efforts to manufacture Products in compliance with the Process Specifications, and Product Specifications; each of (i) and (ii) solely at the Facility. For the avoidance of doubt, it shall not be considered a breach of this Agreement by Fujifilm if an objective of a Program is not achieved so long as

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Fujifilm has complied with its obligations set out in this Agreement, the Quality Agreement, and applicable Scope of Work, including in this Clause 2.1.

(b)

The Parties acknowledge each Scope of Work contains certain key assumptions which need to be met in order for Fujifilm to carry out the relevant Program. Fujifilm also assumes that aTyr will cooperate and perform its obligations under this Agreement, the Quality Agreement and each Scope of Work in a timely manner, that no event outside the control of Fujifilm will occur, including, without limitation, Force Majeure and that there are no changes to any applicable laws, rules or regulations which affect a Program. If actual circumstances differ from the key assumptions set out in the relevant Scope of Work or as referred to in this Clause 2.1(b) or if such assumptions cannot be met at all or in a timely fashion, the Parties acknowledge the work carried out under the relevant Program may require change which may also cause a change in the payments applicable to such Program.

(c)

At Sponsor’s request, the Parties will agree on Scopes of Work to be undertaken in accordance with the terms and conditions of this Agreement. Each Program will be subject to a separate, numbered, Scope of Work (being “Scope of Work #1”, “Scope of Work #2”, etc.). It is intended that each Scope of Work shall be signed by Sponsor and Fujifilm once its terms are agreed and, on signature, the Scope of Work shall be subject to the terms of this Agreement. Each Scope of Work shall contain clear description which Program stages are GMP Stages and which are non-GMP Stages. Neither Party shall be obligated to enter into any Scope of Work.

2.2

Completion.    A Program shall be complete when (i) all Stages have been completed and any and all Batches have been manufactured by Fujifilm, and Downstream Batches have been released by aTyr, and delivered by Fujifilm to aTyr in accordance with the applicable Program, the Quality Agreement and this Agreement; and (ii) Fujifilm delivers a written notice to aTyr stating that Fujifilm believes such Program has been completed. [***]

2.3

Information Exchange.      The Parties shall conduct regular information exchange, including key scientific and technical updates, and accurate tracking of Program costs to budget, predicted cash flow requirements, and Consumable inventory tracking in a manner to be agreed between the Parties to enable ongoing review of each Program and its continuation. For each Program, each Party shall nominate a key point of contact for such information exchange. For clarity, all information exchanged pursuant to this Clause 2.3 shall be deemed Confidential Information.

2.4	Program Change Orders.

(a)

The total budget for a Program specified in the applicable Program Price and Payment Schedule, the individual budget components and the estimated durations specified in the applicable Scope of Work are subject to a number of general and Program specific assumptions as well as the accuracy, timeliness and completeness of aTyr’s Deliverables. The assumptions relate to the applicable Program design and objectives, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Program as set forth in the Scope of Work (“Program Assumptions”). In the event that any of the Program Assumptions require modification or the applicable Program objectives cannot be achieved based on the Program Assumptions (each being a “Modification”) then the applicable Scope of Work may be amended as provided in this Section 2.4.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

(b)

In the event a Modification is identified by aTyr or by Fujifilm, the identifying Party shall notify the other Party as soon as is reasonably possible. For each Modification, Fujifilm shall provide aTyr with a change order containing a cost estimate for performing such Modifications to the applicable Program budget, activities and/or estimated duration as specified in the applicable Scope of Work (“Change Order”) (i) within [***] business days of receiving such notice from aTyr, or (ii) as part of its Modification notice to aTyr described in this Section 2.4(b). aTyr shall respond in writing to such Change Order within [***] business days of receiving such Change Order indicating whether or not it approves such proposed Change Order. If Fujifilm has proposed such Change Order, then aTyr shall be deemed to have approved the Change Order if Fujifilm does not receive a written indication from aTyr during such [***] day period. If aTyr does not approve such Change Order, then aTyr and Fujifilm shall negotiate in good faith to agree on a Change Order that is mutually acceptable. If practicable, Fujifilm shall continue work on the applicable Program during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing by aTyr. If a Modification results in a Change Order that is not agreeable to both Parties within [***] days after issuance of the relevant Change Order, then Fujifilm shall, if reasonably possible, perform the Scope of Work as modified by previously executed Change Orders, if any, without regard to the unresolved Change Order; provided, however, that the estimated timelines shall be reasonably adjusted to reflect any delay during the negotiation period. In the event that in Fujifilm’s reasonable good faith judgment such performance is not possible in accordance with the applicable current Scope of Work and Program Price and Payment Schedule, then Fujifilm shall provide written notice to aTyr of its inability to perform in the absence of an agreed upon Change Order (the “Impasse Notice”). Upon issuance of an Impasse Notice, either Party shall have the option to initiate the arbitration procedures set forth in Section 18.3 to determine whether performance of the Scope of Work, without regard to the unresolved Change Order, is feasible, financial responsibility for the Impasse Notice, whether or not the corresponding Program has been terminated and if such termination has occurred, irrespective of whether such Party was the terminating Party; [***] In determining relative financial responsibility and damages, if any, the arbitrator(s) shall consider whether the Impasse Notice was justifiable and, if so, which Party should bear financial responsibility for the circumstances underlying the Impasse Notice based on the reasonableness of each Party in its negotiations with the other Party on such Change Order leading to such Impasse Notice.

2.5	Delays.

(a)

If delays in the agreed commencement or performance of a Program occur because of aTyr’s request or aTyr not supplying Fujifilm with any agreed upon information or materials required to commence or perform (as applicable) the Program within [***] of such agreed commencement time or performance of the Stage of such Program for which such information or materials are required (as applicable), then Fujifilm may reallocate resources being held for performance of the Program without incurring liability to aTyr; provided, however, that in such event the Parties agree to negotiate in good faith to amend the applicable Program and the Scope of Work to account for such delay and compensate Fujifilm for resources not reallocated during the delay. [***] Upon the execution of such amendment, Fujifilm will use Commercially Reasonable Efforts to allocate resources to performance of the Program as set forth in the Scope of Work and as amended.

2.6

Cancellation of Batches.      aTyr may cancel one or more Batches comprising a Manufacturing Stage subject to payment of the appropriate cancelation fee described in the Schedules attached hereto. For the avoidance of doubt, and except as otherwise provided for under Section 2.8(c)(iv)(1), aTyr will be liable for payment for any Batch which has commenced manufacture. Notwithstanding the foregoing, if aTyr cancels all batches in a Program, the applicable Program shall be deemed to have been terminated

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission by aTyr under Clause 9.1(b), unless the Parties agree otherwise in writing. For purposes of this Clause 2.6 and the calculation of cancellation fees described in the Schedule, “commencement” with respect to an Upstream Batch means opening of a vial containing the WCB that will be used to produce Product in such Batch and for a Downstream Batch commencing the first step in the purification process for such Downstream Batch. For avoidance of doubt, cancellation of an Upstream batch will incur cancellation fees for such Upstream batch and for all the committed Downstream Batch(es) to be made from the Upstream batch. For clarification, aTyr may cancel specific individual Downstream Batches, without incurring additional cancellation fees for the corresponding Upstream batch, or other independent Downstream Batches, if that Downstream Batch is being manufactured from frozen cell paste that has been produced from a previously completed Upstream Batch.

2.7	Regulatory Assistance.

(a)

During each Program and for a period of [***] years following Completion, Fujifilm will provide all reasonably necessary assistance to aTyr in respect of aTyr’s regulatory filing activities for the applicable Drug Product or Process, subject to (except as may be expressly agreed in a Scope of Work) payment by aTyr of a reasonable commercial rate for such assistance and Fujifilm’s reasonable expenses. No advice or assistance given by Fujifilm shall be deemed to be or construed as a guarantee that a Drug Product will receive regulatory approval. Fujifilm will provide an electronic (PDF) copy of any documents which may be reasonably required by aTyr in support of such regulatory filing activities. If aTyr requires copies of the laboratory notebooks, provision of these will be subject to agreement of an additional fee associated with copying.

(b)

aTyr shall have the sole right and responsibility for determining regulatory strategy, decisions and actions relating to each Program and any Product and/or Drug Product, provided that Fujifilm shall have the right and responsibility for determining regulatory strategy, decisions and actions solely to the extent relating to (i) the Facility; (ii) Fujifilm’s quality systems; (iii) any requirement imposed on Fujifilm by a Regulatory Authority or (iv) any other commitments made by Fujifilm prior to the commencement date of the applicable Program; (each a “Fujifilm Regulatory Responsibility”). aTyr shall therefore consult with Fujifilm in relation to in the Chemistry, Manufacturing and Controls (CMC) Clause of any submissions to Regulatory Authorities before submission to such Regulatory Authorities and aTyr shall not make any change to its regulatory filings, including without limitation its IND, which may in the reasonable judgment of aTyr have an impact on any such Fujifilm Regulatory Responsibility without [***] days written notification to Fujifilm.

2.8	Quality Matters.

(a)

As soon as possible following execution of this Agreement and in any case prior to commencement of cGMP activity (including production of Cell Banks), the Parties shall execute the Quality Agreement. Each Party shall fulfil its responsibilities as set out in the Quality Agreement.

(b)

aTyr may carry out an annual audit of Fujifilm in accordance with the provisions of the Quality Agreement. Additional audits (other than “for cause” audits) may be carried out subject to payment of Fujifilm’s reasonable costs and expenses and subject to a commercial rate to be agreed.

(c)

If during Disposition, or during a period of [***] days thereafter, it is ascertained by either Party that a GMP Batch produced during the Manufacturing Stage is a Non-Conforming Batch then the following provisions shall apply:

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

(i)

Either Party shall promptly notify the other Party in writing, but in no event later than [***] calendar days, after the discovery of a Non-Conforming Batch (“Non-Conforming Batch Notice”). Fujifilm shall have [***] calendar days after delivery of a Non-Conforming Batch Notice to investigate, and then notify aTyr in writing as to whether the corresponding Non-Conforming Batch resulted in whole or in part from a Fujifilm Factor. If aTyr and Fujifilm fail to agree within [***] business days following Fujifilm’s notice to aTyr regarding whether the Non-Conforming Batch was due to a Fujifilm Factor, the Parties shall resolve the dispute pursuant to [***] No payments for disputed invoices for the applicable Manufacturing Stage and Scope of Work shall be due to Fujifilm until the resolution of the dispute.

(ii)	Any Non-Conforming Batch shall [***]

(iii)	The following provisions shall apply if after the investigation, both Parties agree that the Non-Conforming Batch did not arise as a result of a Fujifilm Factor:

(1)	[***]

(2)	[***]

(3)	[***]

(iv)

Fujifilm Factor:      The following provisions shall apply if after the investigation, both Parties agree, or it is determined following independent testing in accordance with [***] that the Non-Conforming Batch arose as a result of a Fujifilm Factor:

(1)	[***]

(2)	[***]

2.9

Document Review.    Review of the final version of each document produced under this Agreement shall be within [***] Business Days of receipt by aTyr, and if no response is received from aTyr within such period, Fujifilm shall be entitled (to the extent permissible under cGMP) to treat such document as having been approved by aTyr. The Parties acknowledge and accept that each of them has a key role to play to enable the target dates in the Program plan in the Scope of Work to be met and consequently shall use Commercially Reasonable Efforts to respond promptly, in good faith, and in accordance with any mutually agreed document review schedule to any query raised or document issued by the other Party.

2.10	Provision of Safety Information.

(a)

aTyr will supply information reasonably requested by Fujifilm to enable Fujifilm to assess safe handling of Product by completing the [***] aTyr will provide any updated information to Fujifilm as soon as reasonably practicable (and in any case within [***]) if any new or updated applicable safety information becomes available.

(b)	aTyr will supply to Fujifilm a Safety Data Sheet (“SDS”) for Product which meets current guidelines prior to delivery of any Product, including samples. aTyr will

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission provide an updated version of such SDS within [***] of one being available either due to updated information or a change in the relevant guidelines.

3.	[***]; Compensation

3.1	[***]

3.2

Reservation Fee.    Upon execution of each Scope of Work under Agreement, Fujifilm shall invoice aTyr for a [***] Reservation Fee in the amount of [***] of the price of the work determined in the applicable [***] The reservation fee shall be [***] in the Program, or other programs under this Agreement, as mutually agreed by the Parties.

3.3	Consideration. In consideration for [***] and other services during the Program, and except as otherwise set forth herein, aTyr shall pay to Fujifilm the amounts [***]

3.4	Excluded Items. Except as otherwise expressly set forth in a Scope of Work, the sums set out in a Scope of Work do not cover:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

3.5	Additional Charges in Respect of Consumables.

(a)	Manufacturing Consumables.

(i)

Fujifilm shall prepare a good faith bill of materials estimating the Consumables, and any Process-Specific Consumables required for manufacturing activities, [***] On approval of the estimate in such bill of materials by aTyr, Fujifilm shall issue an invoice in an amount equal to such estimate, [***] in relation to purchase of Consumables intended to be used during manufacturing activities (“Manufacturing Consumables Advance Payment”).

(ii)

On completion of manufacture, Fujifilm shall [***] calculate the expenditure incurred in respect of Consumables and Process-Specific Consumables, actually used during manufacture (the “Actual Manufacturing Expenditure”). If the Actual Manufacturing Expenditure including the sum equivalent to [***] of such expenditure is greater than the Manufacturing Consumables Advance Payment, Fujifilm shall issue a further invoice [***] in relation to purchase of such Consumables for a sum equivalent to the difference. If the Actual Manufacturing Expenditure including the sum equivalent to [***] of such expenditure is less than the Manufacturing Consumables Advance Payment, Fujifilm shall either (i) issue a credit note against the earlier invoice for a sum equivalent to the difference, or (ii) store the Consumables and Process-Specific Consumables for use in the manufacture of future Batches, as mutually agreed by the Parties. [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

(iii) Fujifilm shall maintain, and provide to aTyr, a complete and accurate inventory of Consumables and Process-Specific Consumables that have actually been used during manufacture (and what remain in storage), for the duration of the applicable Program.

(b)	Additional Process Consumables for non-manufacturing activities.

(i)	Each month, Fujifilm shall issue an invoice to aTyr for [***] for use during non-manufacturing activities (“Additional Consumables”) during the previous month [***]

3.6

Additional Charges in Respect of Subcontracted Work, Process-Specific Equipment and Special Waste.      Fujifilm shall obtain aTyr’s approval in writing prior to incurring expenditure on Subcontracted Work, Process-Specific Equipment (including cost of installation and qualification thereof) or disposal of Special Waste, [***] Fujifilm shall bear such expenditure itself. Fujifilm shall invoice aTyr for further [***] services provided by Fujifilm in respect of the Subcontracted Work, Process-Specific Equipment (including cost of installation and qualification thereof) or disposal of Special Waste, [***] as the case may be in the same amount as the expenditure which Fujifilm incurs in respect of Subcontracted Work, Process-Specific Equipment [***] and/or disposal of Special Waste, [***] Fujifilm shall issue invoices for such [***] services at the time Fujifilm incurs expenditure in respect of the Subcontracted Work, Process-Specific Equipment and/or disposal of Special Waste as the case may be.

3.7

Delivery, Disposition or Assignment of Consumables.    Within [***] days of completion of manufacturing activities for each Program, aTyr will provide Fujifilm with written notice specifying its preferred method of disposition for any remaining, unused Consumables the costs for which shall be borne solely by aTyr. In specifying its preferred method for such disposition, aTyr may choose from the following three options:

(a)	Having Fujifilm deliver remaining Consumables to aTyr or a designated storage site.

(b)	Having Fujifilm deliver remaining Consumables to a destruction site; or

(c)	Assigning ownership of remaining Consumables to Fujifilm at no cost, which request Fujifilm, in its sole discretion, can choose to accept or reject.

(d)

In the event that aTyr fails to provide written notice of its preferred method of disposition to Fujifilm within the above [***] day period, Fujifilm will select the method of disposition, the costs for which shall be borne solely by aTyr.

3.8

Delivery or Assignment of Process-Specific Equipment.    Within [***] days of completion of manufacturing activities for each Program, aTyr will provide Fujifilm with written notice specifying its preferred method of disposition for any Process-Specific Equipment In specifying its preferred method for such disposition, aTyr may choose from the following three options:

(a)	Having Fujifilm deliver remaining Process-Specific Equipment to aTyr or a designated storage site.

(b)	Assigning ownership of Process-Specific Equipment to Fujifilm [***], which request Fujifilm, in its sole discretion, can choose to accept or reject.

(c)

In the event that aTyr fails to provide written notice of its preferred method of disposition to Fujifilm within the above [***] day period, Fujifilm shall deliver Process-Specific Equipment to aTyr, the costs for which shall be borne solely by Sponsor. Shipment shall be Ex Works (Incoterms 2010.)

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

3.9

Issue of Invoices.    Fujifilm shall issue invoices for the sums set out in the Program Price and Payment Schedule set forth in each Scope of Work and Clauses 3.4, 3.5, 3.6, and 3.6 as such sums fall due and aTyr shall pay Fujifilm’s invoice(s) within [***] calendar days of the date of the relevant invoice unless aTyr in good faith disputes the amounts due under such invoice, in which case such the disputed portion of the invoice shall not be due until [***] days after resolution of such dispute. Payment shall be made in US Dollars without deduction, set-off, lien or counterclaim of any nature. Late payments are subject to an interest charge of [***] per month. Unless within [***] days of the date of invoice, aTyr has advised Fujifilm in good faith and in writing the specific basis for disputing an invoice, failure to pay an invoice within [***] days from the date of invoice may, at Fujifilm’s election, constitute a material breach of this Agreement. In addition to all other remedies available to Fujifilm, in the event of an aTyr default, if aTyr fails to make payments as required hereunder, Fujifilm may refuse to carry out further work and/or suspend deliveries of Product or provision of reports until aTyr makes payment and/or provides assurance of further or future payment reasonably satisfactory to Fujifilm.

3.10

Taxes.      aTyr shall make the payments in respect of each Program set forth in the applicable Program Price and Payment Schedule or as otherwise agreed in a Change Order. The payments shall be paid gross, without deductions or set-offs, whether by way of withholding or other income taxes.

3.11

Each Party will bear and be responsible for the payment of all applicable taxes, customs and other duties applicable to such Party including, but not limited to, all value added taxes, sales, use, rental receipt, personal property or other taxes and their equivalents which are levied or assessed under applicable law in connection with this Agreement.

3.12	[***]. [***]; provided, however, that Fujifilm shall, immediately upon payment or a final determination under Clause 18 that no such payment is due, take all necessary actions to [***]

4.	Delivery

4.1

Delivery.    Delivery of all material, including any quantity of Product manufactured during the Program or Process-Specific Equipment and Process-Specific Consumables purchased by aTyr under Clause 3.5 will be made Ex Works, the Facility (Incoterms 2010) when Fujifilm notifies aTyr that such material is available for collection or, in the case of any Batch produced during the Manufacturing Stage, [***] Business Days following notification by Fujifilm that Fujifilm has completed Disposition in respect of such Batch or collection of such Batch by or on behalf of aTyr, whichever occurs first. Risk in and title to all material shall pass [***]. In the event of any delay by aTyr in shipping one or more shipments of Product in accordance with this Section 4, the Parties acknowledge and agree that liability and risk of loss for each such shipment of Product shall automatically transfer to (and be assumed by) aTyr effective upon expiration of the applicable [***] day period. [***]

5.	Intellectual Property

5.1

Ownership of Background Intellectual Property.    Nothing in this Agreement shall affect the ownership by either Party of its Background Intellectual Property or imply any licence to a Party’s Background Intellectual Property unless granted expressly.

5.2

Licence to aTyr Background Intellectual Property for the Program.    Subject to the terms and conditions of this Agreement, aTyr grants to Fujifilm a non-exclusive, royalty-free licence, without the right to grant sublicenses, under aTyr’s Background Intellectual Property and the New Intellectual Property whilst this Agreement remains in force for the sole purpose of carrying out the Program. [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

5.3	New Intellectual Property.

(a)

Any New Intellectual Property made, or developed by either Party shall be owned (a) by Fujifilm if and to the extent that such New Intellectual Property relates to generally applicable manufacturing or analytical technology (“Fujifilm NIP”) and (b) by aTyr otherwise (“aTyr NIP”). Fujifilm hereby assigns its right, title and interest in, to and under aTyr NIP to aTyr. aTyr hereby assigns its right, title and interest in, to and under Fujifilm NIP to Fujifilm. [***]

(b)

Fujifilm hereby grants to aTyr a non-exclusive, world-wide, perpetual, royalty-free licence under such Fujifilm NIP, with license under Fujifilm NIP, to make, have made, use, sell, offer for sale, import, export, keep and otherwise deal in Product and (ii) [***] For the avoidance of doubt, such licence does not grant aTyr any rights under Fujifilm’s Background Intellectual Property.

5.4

Operation of Fujifilm’s Background Intellectual Property by Fujifilm.    Nothing in the Agreement (including any patent applications or patents within New Intellectual Property) shall operate to prevent Fujifilm or its Affiliates from operating or otherwise dealing with Fujifilm’s Background Intellectual Property in respect of any chemical or biological entity.

5.5	Provision of Technical Assistance [***]

If:

(a)	following Completion or following termination of this Agreement for any reason, aTyr requires Fujifilm’s technical assistance; and/or

(b)	[***]

to operate the Process, or to exercise the licence granted under Fujifilm NIP pursuant to Clause 5.3(b), [***]

5.6	No Implied Rights.

Except as expressly set forth in this Clause 5, neither Party grants the other Party any rights in or to any Intellectual Property, whether by implication, estoppel or otherwise.

6.	Indemnities and Limitation of Liability

6.1

Intellectual Property Indemnity.      Each Party (“the First Party”) shall defend and indemnify and hold the other Party, its Affiliates and each of their respective directors, officers, shareholders, agents and employees (“the Second Party”) harmless against any liability, loss, claim, damage, proceedings and costs whatsoever arising out of any actual or alleged infringement of any Third Party Intellectual Property (an “IP Infringement”) as a result of the Second Party’s use of the Intellectual Property of the First Party in performance of the Program, provided that such infringement does not arise solely from the combination of the Second Party’s Intellectual Property with the First party’s Intellectual Property and provided further that the Second Party:

(a)

gives the First Party the sole right to conduct of the defence to any claim or action in respect of the IP Infringement and does not at any time admit liability or otherwise settle or compromise or attempt to settle or compromise the said claim or action except upon the express instructions of the First Party; and

(b)	acts in accordance with the reasonable instructions of the First Party and gives the First Party such assistance as it shall reasonably require in respect of the conduct of such defence.

Notwithstanding the foregoing provisions of this Clause 6.1, the First Party’s liability to indemnify the Second Party shall cease in respect of continuing use by the Second Party of the Intellectual Property of the First Party which is the subject of the IP Infringement following either:

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

(i)

notification (which shall be given promptly) by the First Party to the Second Party that the Intellectual Property of the First Party is actually or is believed by the First Party to be the subject of an IP Infringement; or

(ii)	the Second Party becoming aware that the Intellectual Property of the First Party is the subject of an IP Infringement;

except where the First Party expressly agrees in writing that the Second Party shall continue to use the Intellectual Property of the First Party which is the subject of the IP Infringement.

6.2

Liability for Product and Drug Product.    aTyr shall indemnify, defend and hold Fujifilm and its Affiliates and each of their respective directors, officers, shareholders, agents and employees harmless against, all Third Party claims, suits, actions, demands, liabilities, expenses and/or losses (including reasonable legal fees) (collectively, “Claims”) brought against or suffered by Fujifilm or its Affiliates or their directors, officers, shareholders, agents or employees, and against all costs incurred in connection therewith, arising out of or resulting from the use of (a) the Cell Bank; (b) the Product following delivery (c) the Drug Product; except each of (a)-(c) to the extent such Claims result from Fujifilm’s breach of this Agreement, including any breach of Fujifilm’s representations, warranties and covenants pursuant to Clauses 6.6 or to the extent arising from Fujifilm supplying Product that fails to comply with the Product Specifications or Product that was not made in compliance with cGMP, or gross negligence or wilful misconduct or violation of applicable law. Fujifilm shall indemnify, defend and hold aTyr and its Affiliates and each of their respective directors, officers, shareholders, agents and employees harmless against all Third Party Claims brought against or suffered by aTyr and its Affiliates and each of their directors, officers, shareholders, agents and employees and against all costs incurred in connection therewith arising out of or resulting from Fujifilm’s breach of this Agreement, including any breach of Fujifilm’s representations, warranties and covenants pursuant to Clause 6.6 or arising from Fujifilm supplying Product that fails to comply with the Product Specifications or Product that was not made in compliance with cGMP; except to the extent that Claims result from aTyr’s breach of this Agreement, gross negligence or wilful misconduct or violation of applicable law.

6.3

Liability for the Process.    aTyr shall indemnify Fujifilm, its Affiliates and its or their directors, officers, shareholders or employees against, all Third Party Claims (including reasonable legal fees) brought against or suffered by Fujifilm and/or its Affiliates or its or their directors, officers, shareholders or employees arising out of or resulting from the use or operation of the Process (or any part of the Process) for production of Product by or on behalf of aTyr, except to the extent that:

(a)	Fujifilm is required to indemnify aTyr in accordance with Clause 6.1 or 6.2 above; or

(b)

Such Third Party Claim is a Claim for property damage, death or personal injury arising from (i) Fujifilm’s failure to operate the Process in accordance with the Batch Manufacturing Record and Fujifilm’s standard operating procedures or methods (ii) Fujifilm’s operation of the Facility and not directly attributable to the Process, or (iii) Fujifilm’s breach of this Agreement or the Quality Agreement; provided that this exception shall not operate to qualify or limit Fujifilm’s rights under Clause 6.2.

6.4	Limitation of Liability.

(a)

aTyr’s sole and exclusive remedy in relation to any Non-Conforming Batch arising as a result of a Fujifilm Factor (whether caused by breach of this Agreement or not) other than for Fujifilm’s gross negligence or wilful misconduct is limited to those remedies set out in Clause 2.8(c).

(b)

Without prejudice to Clause 6.4(a) above, if Fujifilm fails to perform a Program (or part thereof) in accordance with Clause 2.1, other than for Fujifilm’s gross negligence or wilful misconduct, Fujifilm’s liability to aTyr shall, at Fujifilm’s election, be limited to either (a) payment to aTyr of an amount equivalent to the sum paid by aTyr in respect of the portion of the Program determined to be nonconforming, or (b) re-performance of such portion of the Program at no additional cost to aTyr.

(c)	Subject to provisions and limits set forth in Clauses 6.1 to 6.6, Fujifilm’s total liability (whether for breach of contract, negligence, breach of statutory duty

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission and/or other tort, or otherwise) under this Agreement in respect of any Program, other than for Fujifilm’s gross negligence or wilful misconduct, shall be limited to the aggregate amount received by Fujifilm from aTyr in respect of such Program during the period of [***] prior to such liability arising.

(d)

Neither Party shall be liable to the other Party for claims for loss of use or profits or other collateral, special, consequential or punitive damages, losses or expenses, including but not limited to the cost of a recall in connection with, or by reason of the production and delivery of Product under this Agreement, whether such claims are founded in tort or contract.

6.5

Total Remedy/Liability.    The provisions of Clauses 6.1 to 6.6 and 9.3 constitute a complete statement of the remedies of aTyr and the liability of Fujifilm under this Agreement. All claims by aTyr for breach or default under this Agreement shall be brought within the applicable statute of limitations for such claim in accordance with Clause 18.1.

6.6	Representations, Warranties and Covenants.

(a)

Mutual.    Each Party represents and warrants (i) that it is a corporation duly organized, validly existing and in good standing under the laws of state or jurisdiction in which it is incorporated, and that it has full right and authority to enter into this Agreement; (ii) that this Agreement has been duly authorized by all requisite corporate action, and when executed and delivered shall become a valid and binding contract enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other law affecting creditors’ rights generally from time to time in effect; and (iii) that the execution, delivery and performance of this Agreement does not conflict with any other agreement, contract, instrument or understanding to it is a Party, or by which it is bound, nor shall it violate any legal requirements applicable to it. Each Party shall perform its activities under this Agreement in compliance with all applicable laws, regulations and rules.

(b)

Compliance.    Fujifilm represents and warrants to aTyr as follows: (i) all Product that is manufactured during a Manufacturing Stage shall, at the date delivered to aTyr not be adulterated or misbranded, (ii) Fujifilm possesses and shall at all times during this Agreement possess all licenses necessary to perform Fujifilm’s obligations under this Agreement; and (iii) Fujifilm has not received any warning letters or other similar communication related to the Facility and that deficiencies noted in any Form FDA-483 have been or are being addressed with the FDA.

(c)

Intellectual Property.      Fujifilm represents and warrants that to Fujifilm’s knowledge, the sale, use or incorporation into manufactured products of all Products and services furnished by Fujifilm hereunder that are not of aTyr’s design or composition, will not infringe upon any patent, copyright, trademark, service mark, trade name or other intellectual property right, and will not misappropriate any trade secret. aTyr represents and warrants that to aTyr’s knowledge, the manufacture of all Products by Fujifilm hereunder will not infringe upon any patent, copyright, trademark, service mark, trade name or other intellectual property right, and will not misappropriate any trade secret.

(d)

Anti-Corruption.    Each party represents and warrants that: (a) it is familiar with, and has reviewed and understands, the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and the UK Bribery Act 2010; (b) it has not made nor will make, directly or indirectly, in connection with its activities on behalf of the other Party, any offer, payment, promise to pay, loan, or gift of anything of value to a Government Official, to an immediate relative of a Government Official, or to any other person while knowing or having reasons to suspect that any part of such offer, payment, loan or gift will be given or promised to a Government Official to obtain or retain business or where the offer, payment, loan or gift of which would (1) violate any applicable law, (2) be contrary to or in violation of the principles set forth in the United Nations Convention Against

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Corruption that entered into force on December 14, 2005, (3) violate the FCPA or the UK Bribery Act, or (4) cause the other Party or any of its parent or affiliated companies (or any of their officers, directors, employees or agents) to be in violation of the FCPA. As used in this Agreement, “Government Official” means: (x) any official, employee, agent, advisor or consultant of a non-U.S. government or any federal, regional or local department, agency, state-owned enterprise or corporation or any other instrumentality thereof, (y) any official or employee or agent of a public international organization, or (z) any official or employee or agent of a political Party or candidate for political office.

(e)

Not Debarred.    Each Party represents and warrants that neither it nor any of its employees nor any of its subcontractors is, or is reasonably likely to become (based on a conviction by the courts or a finding of fault by any applicable regulatory authority): (a) debarred pursuant to the United States Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. §312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as defined in 42 U.S.C. 1320a-7b(f), as amended from time to time, or any other governmental payment, procurement or non-procurement program; or (e) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s List of Parties Excluded from Federal Programs, or the FDA Debarment List. Each Party shall notify the other Party immediately if any of the foregoing is not true for any reason at any time. Each Party covenants that it shall not hire or retain as an officer or employee any person who has been convicted of a misdemeanor or felony under the laws of the United States relating to the regulation of any drug product by the United States Food, Drug, and Cosmetic Act or relating to the regulation of any federal healthcare program by the U.S. Department of Health and Human Services. If at any time a representation and warranty in this Clause 6.6(e) is no longer accurate, a Party shall immediately notify the other Party of such fact.

6.7

Disclaimer of Warranties.      EXCEPT AS SET FORTH IN CLAUSE 6.6, ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED BY FUJIFILM AND ATYR. FUJIFILM MAKES NO WARRANTIES THAT THE DEVELOPMENT AND OPERATION OF THE PROCESS PRIOR TO COMPLETION OF PROCESS VALIDATION WILL MEET THE APPLICABLE PROGRAM OBJECTIVES, INCLUDING PRODUCING ANY SPECIFIC QUANTITY OR QUALITY OF PRODUCT; PROVIDED THAT SUCH WARRANTY DISCLAIMER REGARDING THE DEVELOPMENT AND OPERATION OF THE PROCESS SHALL NO LONGER APPLY WITH RESPECT TO A PROGRAM AFTER THE COMPLETION OF PROCESS VALIDATION UNDER THE APPLICABLE PROGRAM.

6.8

Insurance.    Each Party shall secure and maintain in full force and effect during the term of this Agreement policies of insurance having policy limits, deductibles and other terms appropriate to the conduct of that Party’s business. Evidence of such insurance in the form of a broker’s letter will be made available for examination upon request of the other Party.

7.	Confidentiality

7.1

Maintenance of Confidentiality.    In consideration of the Disclosing Party disclosing the Confidential Information to the Receiving Party, the Receiving Party hereby undertakes to maintain confidential all such Confidential Information and it will accordingly not directly or indirectly use any of the Confidential Information in whole or in part save for the purposes envisaged in this Agreement or disclose any of the Confidential Information to any Third Party other than under and in accordance with the terms of Clauses 7.4 or 7.5.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

7.2	Exceptions. The foregoing restrictions on the Receiving Party shall not apply to any Confidential Information which:

(a)	the Receiving Party can prove was already in its possession and at its free disposal before the disclosure hereunder to it;

(b)

is hereafter disclosed to, purchased or otherwise legally acquired by the Receiving Party by or from a Third Party who has not derived it directly or indirectly from the Disclosing Party under an obligation of confidentiality;

(c)	is or becomes available to the public whether in printed publications or otherwise through no act or default on the part of the Receiving Party; or

(d)	been developed independently of the Program by the Receiving Party without reference to any of the Confidential Information disclosed by the Disclosing Party.

7.3

Exercise of Reasonable Precautions.    In order to secure the obligations set out in this Clause 7 the Receiving Party agrees to exercise every reasonable precaution to prevent and restrain the unauthorised disclosure and use of information subject to confidentiality, including restricting access to such information to such of its employees as are bound to keep such information confidential and need to have such access for the purpose of this Agreement.

7.4

Affiliates.    The Receiving Party may disclose Confidential Information to or receive Confidential Information through its Affiliates or agents who need to know the Confidential Information to perform the Program or otherwise as necessary under this Agreement, provided that the Receiving Party shall procure that prior to disclosure of Confidential Information each Affiliate or agent to which Confidential Information is to be disclosed is made aware of the obligations contained in this Agreement and agrees to be subject to confidentiality obligations no less onerous than those contained in this Agreement. [***] Any reference to a Party as the Receiving Party shall include such Affiliate(s) or agent(s).

7.5

Disclosure to Courts or by Law or Other Rules.    Subject to the proviso below, nothing in this Clause 7 shall preclude disclosure of any Confidential Information (a) required by any court entitled by law to disclosure of the same, or (b) which is required by law to be disclosed (including, without limitation, to a Regulatory Authority, in connection with freedom of information legislation or regulations, or in relation to filings with any recognised stock exchange). If the Receiving Party is required to make a disclosure in accordance with this Clause 7.5 it shall only make a disclosure to the extent to which it is obliged. Notwithstanding the foregoing, the Receiving Party shall in each case promptly notify the Disclosing Party when any requirement to disclose has arisen, to enable the Disclosing Party to seek an appropriate protective order and to make known to the intended recipient the proprietary nature of the Confidential Information and to make any applicable claim of confidentiality in respect thereof. The Receiving Party shall co-operate in any action which the Disclosing Party may in its reasonable discretion decide to take.

7.6

Announcements/Publicity.    Neither of the Parties may make an official press release, announcement or other formal publicity relating to the transactions which are the subject of this Agreement, or any ancillary matter, unless the other Party consents to the making of such publication or such publication is required by applicable law, regulation or rule. The Party wishing to make such release, announcement or publicity shall provide a copy of the text thereof to the other Party prior to release and the other Party shall raise any objections within [***] following receipt and, if not such objection is made within such time, then such other Party shall be deemed to consent to such publication.

7.7

Securities Filings.    Notwithstanding anything to the contrary in this Agreement, a Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the U.S. Securities and Exchange Commission (or equivalent foreign agency) and any rules of stock exchanges where the Parties may be listed to the extent required by applicable Law after complying with the procedure set forth in this Section 7.7. In such event, the Party

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission seeking such disclosure will prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party agrees to promptly (and in any event, no more than [***] after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines proscribed by applicable Law. The Party seeking such disclosure shall exercise commercially reasonable efforts to obtain confidential treatment of this Agreement from the U.S. Securities and Exchange Commission (or equivalent foreign agency) as represented by the redacted version reviewed by the other Party.

7.8

Survival of Obligations.    The provisions of this Clause 7 shall survive termination or expiry of this Agreement and shall continue for a period of ten years from the date of that termination or expiry, except that with respect to Confidential Information that is a trade secret of a Party, these obligations shall continue until such Confidential Information is no longer a trade secret (other than as a result of a breach of the Receiving Party).

7.9	Continuation of the Confidentiality Obligation. [***]

8.	Duration

This Agreement shall be deemed to have commenced on the Commencement Date and shall continue until Completion of all Programs unless terminated in accordance with the provisions of Clause 9.1.

9.	Termination of Programs or the Agreement

9.1	Termination. Subject to Clauses 9.2 to 9.5, termination of Programs or this Agreement may occur in the following ways:

(a)	Mutual Agreement. The Parties may terminate this Agreement or a Program by mutual written agreement at any time prior to Completion.

(b)	For Convenience. aTyr may terminate this Agreement or a Program by giving written notice to Fujifilm at any time.

(c)

Termination of a Program Due to Technical Issues.    Fujifilm may terminate a Program at any time up to completion of the Process Demo/Scale-up Stage of such Program by giving written notice to aTyr if Fujifilm reasonably believes that it will be unable to carry out and complete such Program in accordance with the Scope of Work due to discovery of a factor (other than a Fujifilm Factor) which:

(i)	adversely affects the development of the Process; or

(ii)	adversely affects, or is likely to adversely affect, production of Product by the Process when conducted in accordance with Fujifilm’s standard operating procedures or methods; or

(iii)	is likely to have an adverse effect on any customer Product Licence or Manufacturing Licence as a result of the Product being introduced into the Facility;

provided that, in each case, the factor was not known and could not reasonably have been known at the commencement of the applicable Stage of the Program and provided further that Fujifilm has used Commercially Reasonable Efforts in its attempts to address the factor prior to such termination.

(d)

Material Breach.    Either Party may terminate this Agreement if the other is in material breach of this Agreement and does not rectify such breach (if such breach is capable of remedy) within [***] calendar days for monetary defaults or [***] calendar days for non-monetary defaults (or such additional time reasonably necessary to cure such non-monetary default provided the breaching Party has commenced a cure within the [***] day period (or such other period as is reasonably

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission practicable) and is diligently pursuing completion of such cure) after receipt by the breaching Party of written notice of such default.

(e)

Financial Matters.  Either Party may terminate this Agreement immediately by giving written notice if (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) a voluntary petition in bankruptcy is filed in any court of competent jurisdiction by the other Party or (iii) this Agreement is assigned by the other Party for the benefit of creditors.

9.2

Consequences of Termination (Except Material Breach by Fujifilm).    The following provisions shall apply if the Agreement or a Program is terminated by mutual agreement under Clause 9.1(a), aTyr terminates the Agreement or a Program for convenience under Clause 9.1(b), or Fujifilm terminates a Program due to technical issues under Clause 9.1(c) or the Agreement for aTyr’s material breach or insolvency under Clauses 9.1(d) or (e):

(a)

aTyr shall pay to Fujifilm (i) all undisputed sums payable up to the date of termination but not yet paid, including sums which are payable but in respect of which no invoice has been issued at the date of termination (including all sums due in relation to items referred to in Clause 3.2

(b)	Except as otherwise set forth in this Agreement, all payments due under section 9.2 shall be due within [***] days of aTyr’s receipt of an invoice for such sums.

(c)

If the Agreement or a Program is terminated by mutual agreement under Clause 9.1(a) or if a Program is terminated by Fujifilm due to technical issues under Clause 9.1(c), aTyr shall pay to Fujifilm in consideration for research and development and technical consultancy provided up to the date of termination, a pro-rated sum based on the work completed in any commenced but incomplete Stage forming part of the Non-GMP Stages at the date of such early termination, less any payments already made in respect of such Stage.

(d)	In consideration for research and development and technical consultancy provided by Fujifilm into cancellation of the GMP Stages, Cancellation Fee A or C as appropriate.

(e)

Notwithstanding the foregoing, aTyr shall not be liable under this Clause 9.2 to pay to Fujifilm in aggregate a sum in excess of the amount which would have been payable had the relevant Program been completed successfully.

(f)

If this Agreement is terminated by Fujifilm for aTyr’s unremedied breach or insolvency under Clause 9.1(d) or (e) as determined under Clause 18.3, Fujifilm shall be entitled, in a manner of its choosing and without further notice to aTyr, to dispose of any Product or property of aTyr (including Product) which remains in the possession of Fujifilm in excess of [***] following the effective date of such termination.

9.3

Consequences of Termination (Material Breach by Fujifilm).    In the event that this Agreement is terminated by aTyr for Fujifilm’s material and uncured breach under clause 9.1(d), (i) aTyr shall remain obligated to pay all undisputed sums payable up to the date of termination for work that has actually been finished, but not yet paid, in relation to work not affected by such breach and pro-rated amount for work properly performed but not finished less any pre-payments made by aTyr against the activities causing the breach, (iii) Fujifilm shall refund any reservation fees to the extend applicable to, or directly impacted by the activities causing the breach and payments made by aTyr to Fujifilm for work that has not been performed. Any such material breach shall be determined in accordance with Clause 18.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

9.4

Acquired Rights.    Termination or expiry of this Agreement, for whatever reason, shall not prejudice the acquired rights of either Party, including the right to payment for the Program pursuant to Clause 3 (subject to Clause 9.2).

9.5

Survival.    The provisions of Clauses 1, 3.9 (to the extent of outstanding invoices upon expiration or termination) 5.1, 5.3, 5.6, 6.1 – 6.5, 6.7, 7, 9.2, 9.3, 9.4, 9.5, 10-18, and 20 shall survive the termination or expiry of this Agreement.

10.	Independent Contractor

Nothing in this Agreement shall create, or be deemed to create, a partnership or the relationship of principal and agent or employer and employee between the Parties. Each Party agrees to perform under this Agreement solely as an independent contractor.

11.	Entire Agreement

This Agreement together with the Scopes of Work entered into under it and the attached Schedule(s) and the Quality Agreement contains the entire agreement between the Parties and supersedes any previous agreements relating to the Program and any understandings between the Parties with respect thereto.

12.	Assignment and Subcontracting

12.1

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal successors but shall not otherwise be assignable by either Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, provided that either Party may assign this Agreement without consent to an Affiliate or in connection with a genuine business re-organisation or to a purchaser of the whole or part of the business or assets to which this Agreement relates. At the request of the assigning Party, the Parties shall execute a novation agreement in support of and confirming such assignment.

12.2

Fujifilm shall be entitled to subcontract certain analytical work under each Program, subject to inclusion in such subcontract of confidentiality, audit and intellectual property provisions no less onerous than those contained herein [***]

13.	Variation

No variation or amendment of this Agreement shall bind either Party unless made in writing in the English language and agreed to in writing by duly authorised officers of both Parties.

14.	Illegality

If any provision of this Agreement is agreed by the Parties to be illegal, void or unenforceable under any law that is applicable hereto or if any court of competent jurisdiction in a final decision so determines, this Agreement shall continue in force save that such provision shall be deemed to be excised herefrom with effect from the date of such agreement or decision or such earlier date as the Parties may agree.

15.	Waiver

A failure by either Party hereto to exercise or enforce any rights conferred upon it by this Agreement shall not be deemed to be a waiver of any such rights or operate so as to bar the exercise or enforcement thereof at any subsequent time or times.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

16.	Notices and Communications

16.1

Formal Notices.    Any formal notice required or permitted under this Agreement shall be in writing which may take the form of a letter or facsimile and shall be sent by prepaid post, facsimile, or hand delivery (including messenger service) to the following address of the respective Parties:

If to aTyr:	aTyr Pharma, Inc.
3545 John Hopkins Court
Suite 250
San Diego, CA 92121
	Attn:	Chief Operating Officer
Facsimile:

With a copy to:
aTyr Pharma, Inc.
3545 John Hopkins Court
Suite 250
San Diego, CA 92121

	Attn:	General Counsel
Facsimile:

If to Fujifilm:
President
Fujifilm Diosynth Biotechnologies
101 J. Morris Commons Lane
Morrisville, NC 27560
Facsimile:

With a copy to:

General Counsel
Legal Department
FUJIFILM Holdings America Corporation
200 Summit Lake Drive
Valhalla, New York 10595-1356
Facsimile:

Any Party may, at any time by written notice to the other Parties, change the address or the facsimile numbers to which notices or other communications shall be sent. All notices and other communications shall have been duly given or made (i) when delivered by hand (including by messenger service) upon delivery or (ii) when delivered by post upon delivery or (iii) when faxed upon receipt of a legible copy by recipient and production of a satisfactory transmission report by sender confirming transmission of the fax in full to the appropriate number by the fax machine which sent the fax.

16.2	Other Communications. In addition to the methods set out in Clause 16.1, any other communications between the Parties may be made by telephone or by email.

17.	Force Majeure

Neither Party shall be liable to the other Party in any manner whatsoever for any failure or delay in performing its obligations under this Agreement if and to the extent, and for the duration, that such is due to Force Majeure. Without prejudice to Clause 9, any said failure or delay shall not give either Party the right to terminate a Program of this Agreement except, and to the extent that such Force Majeure continues for a period exceeding [***] Termination of a Program or this Agreement as a result of Force Majeure shall take effect as if the Program or this Agreement had been terminated by mutual agreement under Clause 9.1(a).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

18.	Law, Jurisdiction and Dispute Resolution

18.1

Governing Law.    This Agreement is governed by and shall be construed and interpreted in accordance with the laws of the State of New York, USA, excluding its conflicts of laws principles. The United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

18.2

Reference to Parties’ Senior Representatives.    Prior to any dispute, difference or disagreement concerning this Agreement proceeding to litigation or arbitration or through the courts the Parties shall seek to resolve the matter within thirty calendar days by referring it to the Managing Director, Fujifilm and the CEO of aTyr. Without prejudice to the foregoing, any disputes relating to quality issues shall be dealt with in accordance with the Quality Agreement.

18.3	Arbitration.

(a)

If the senior representatives designated by the Parties are unable to resolve such dispute referred to them under Clause 18.2 within [***] for any reason, such dispute shall be resolved through final and binding arbitration in [***] pursuant to the [***]

(b)	The language of the arbitration (including all evidence) shall be in English.

(c)

There shall be [***]; provided that if either Party requests, the arbitration shall be conducted [***]. In appointing arbitrators, the Parties shall consider the appointment of [***] knowledgeable in the subject matter at issue in the dispute and capable of making decisions on the technical aspects of the Program. In the case of a [***], the Parties shall attempt jointly to select [***] within [***] after notice of arbitration is given. If the Parties cannot reach an agreement regarding the sole arbitrator within that time, [***] shall appoint the [***] In the case of [***], each Party shall appoint [***]

(d)

The arbitrator(s) shall prepare and deliver to the Parties a written, reasoned opinion conferring the decision of the arbitrator(s). Judgment upon the opinion rendered by such arbitrators shall be final and binding on the Parties and may be entered in any court having jurisdiction thereof.

(e)

Either Party may apply to the arbitrators for interim injunctive relief (including a temporary restraining order or preliminary injunction) until the arbitration award is rendered or the controversy is otherwise resolved. Nothing in this Agreement shall prevent either Party from seeking provisional measures, including a temporary restraining order or preliminary injunction, from any court of competent jurisdiction, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

19.	[***]

If Fujifilm [***] manufacture Product within the mutually agreed timeframe (unless caused in whole or in part by the acts or omissions of aTyr), and aTyr has provided the proper notice of the request for manufacture as set out and agreed in a [***], then Fujifilm shall, [***], use commercially reasonable efforts to [***], that is not the Facility [***]

20.	Counterparts

The Parties may execute this Agreement in counterparts with a physical or digital signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

IN WITNESS WHEREOF, the authorised representatives of the Parties have executed this Agreement on the date written at the top of this Agreement.

For and on behalf of FUJIFILM DIOSYNTH BIOTECHNOLOGIES U.S.A., Inc.

Signature	/s/ M. Meeson

Name	M. Meeson

Position	President

Date	16 June 2015

Signature	/s/ Vincent J. Romeo

Name	Vincent J. Romeo

Position	CFO

Date	16 June 2015

For and on behalf of ATYR PHARMA, INC.

Signature	/s/ Frederic Chereau

Name	Frederic Chereau

Position	President and COO

Date	6/09/15

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

MSA FUJIFILM - ATYR	CONFIDENTIAL

Schedule 1

Calculation of Cancellation Fee

A.	Cancellation Fee A (Mutual Agreement or Technical Issues)

(1)

The following mechanism for calculation of Cancellation Fee A shall apply in the event of termination by mutual agreement under Clause 9.1(a) or termination by Fujifilm due to technical issues under Clause 9.1(c).

(2)	For the purpose of this Clause, “the GMP Stage Fee” is the total payments to be made in respect of the GMP Stages.

(3)	Cancellation Fee A shall be:

(i)	a percentage of the GMP Stage Fee, dependent on the Stage of the Program reached at the date of notice of termination,

(ii)	less any sums already received under the Scope of Work in respect of the GMP Stages at the time Cancellation Fee A is calculated.

Stage	Percentage of GMP Stage Fee
[***] the Process Demo/Scale-up Stage	[***]
[***] the Process Demo/Scale-up Stage but [***] the Process Demo/Scale-up Stage	[***]
[***] the Process Demo/Scale-up Stage*	[***]
* Note: the Agreement cannot be terminated by Fujifilm under Clause 9.1(c) for technical reasons at this stage of the Program.

B.	Cancellation Fee B (Cancellation of Individual Batches)

(1)	The following mechanism for calculation of Cancellation Fee B shall apply if aTyr elects to cancel production of one or more Batches during a Manufacturing Stage.

(2)	For the purpose of this Clause, the “Batch Fee” is the total payments set out in the Scope of Work in respect of the cancelled Batch(es).

(3)	Cancellation Fee B shall be:

(i)	the applicable percentage of the Batch Fee set out in the table below, dependent on the period of time between

(1)	[***] such Batch(es) and

(2)	[***] the relevant Manufacturing Stage,

(ii)	less any sums already received under the Scope of Work in relation to the cancelled Batch(es) at time Cancellation Fee B is calculated.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

MSA FUJIFILM - ATYR	CONFIDENTIAL

[***] Manufacturing Stage	Percentage of Batch Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

C.	Cancellation Fee C (All Other Cases)

(1)

The following mechanism for calculation of Cancellation Fee C shall apply in all cases, except (i) termination by mutual agreement under Clause 9.1(a) or termination by Fujifilm due to technical issues under Clause 9.1(c), which are covered by Cancellation Fee A and (ii) cancellation of individual Batches, which is covered by Cancellation Fee B.

(2)	For the purpose of this Clause, “the GMP Stage Fee” is the total payments to be made in respect of the GMP Stages.

(3)	Cancellation Fee C shall be:

(i)	a percentage of the GMP Stage Fee, dependent on the period of time between [***] the Manufacturing Stage,

(ii)	less any sums already received under the Scope of Work in relation to the cancelled Batch(es) at time Cancellation Fee C is calculated.

[***] Manufacturing Stage	Percentage of GMP Stage Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission